                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant / /
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                           Hancock Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                                   [LOGO]

                           HANCOCK HOLDING COMPANY
                              ONE HANCOCK PLAZA
                              2510 14TH STREET
                         GULFPORT, MISSISSIPPI 39501

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE HOLDERS OF SHARES OF COMMON STOCK:

         NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors, the Annual Meeting of Shareholders of Hancock Holding Company (the "Company") will be held at HANCOCK BANK, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi, on February 22, 1996, at 5:30 P.M., local time, for the purpose of considering and voting upon the following matters:

1. To elect three (3) Directors to hold office for a term of three (3) years or until their successors are elected and qualified.

2. To approve the appointment of Deloitte & Touche LLP, as the independent public accountants of the Company.

3. To approve the Hancock Holding Company 1996 Long-Term Incentive Plan, as described in Exhibit A.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only those shareholders of record at the close of business on December 30, 1995, shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                       By Order of the Board of Directors


Date: January 22, 1996                 /s/ Leo W. Seal, Jr.
                                       Leo W. Seal, Jr.
                                       President and C.E.O.

                            HANCOCK HOLDING COMPANY
                               ONE HANCOCK PLAZA
                                2510 14TH STREET
                          GULFPORT, MISSISSIPPI 39501
                                 (601) 868-4000

                                PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of Hancock Holding Company, Gulfport, Mississippi (the "Company" or "HHC"), of Proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi, on February 22, 1996, at 5:30 P.M., local time, and any adjournment thereof, for the purposes stated below. It is anticipated that the Proxy Statement and Proxy first will be sent or given to shareholders on January 22, 1996.

         Holders of record of the Company's Common Stock, par value $3.33 per share (the "Common Stock"), as of December 30, 1995 (the "Record Date") are entitled to vote at the meeting or any adjournments thereof. Each share of Common Stock entitles the holder thereof to one (1) vote on each matter presented at the Annual Meeting for shareholder approval. On December 30, 1995, there were 8,880,857 shares of Common Stock entitled to vote. Of this total, 951,306.5 shares of the Common Stock were held in various trust accounts by the Trust Department of the Company's wholly-owned subsidiary, Hancock Bank, in a fiduciary capacity as trustee, under terms that permit the Trust Department to vote the shares (either by itself or jointly with others). It is expected that these 951,306.5 shares will be voted in favor of the elections of the nominees listed on page 4, the appointment of Deloitte & Touche LLP, and the approval of the Hancock Holding Company 1996 Long-Term Incentive Plan.

         Shareholders of the Company do not have cumulative voting rights with respect to the election of Directors at the Annual Meeting. A shareholder has the right to vote the number of shares owned by him in the election of each Director. With respect to the election of three (3) Directors to hold office for a term of three (3) years, the nominees receiving the most votes, up to three (3), will be elected. If the proxy is marked to vote for the three (3) Directors as a group, one vote will be cast for each Director for each share entitled to vote. If any shareholder wishes to vote for fewer than three (3) Directors, he may line through or otherwise strike out the name of any nominee.

         Pursuant to Mississippi Law and the Company's Bylaws, Directors are elected by a plurality of the votes cast in the election of Directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as Directors, up to the maximum number of Directors to be chosen at the meeting.

         Pursuant to Mississippi law and the Company's Bylaws, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Company's Articles of Incorporation or Mississippi law specifically requires a greater number of affirmative votes on a particular matter. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

         The selection of Deloitte & Touche LLP, as the Company's Auditors for the fiscal year ending December 31, 1996 will be ratified if more votes are cast at the Annual Meeting favoring the appointment than opposing it.

         The adoption of the Hancock Holding Company 1996 Long-Term Incentive Plan will be approved if more votes are cast at the Annual Meeting favoring the Hancock Holding Company 1996 Long-Term Incentive Plan than opposing it.

         Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted "FOR" each of the proposals described below. Solicitation of Proxies will be primarily by mail. Officers, Directors, and employees of the Company, and its subsidiaries, Hancock Bank, Hancock Bank of Louisiana and First National Bank of Denham Springs (hereinafter referred to collectively as the "Banks") also may solicit Proxies personally. The Company will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending Proxy material to principals and obtaining their Proxies. The cost of soliciting Proxies will be borne by the Company.

         The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on December 30, 1995 and entitled to vote, will constitute a quorum.


                             ELECTION OF DIRECTORS

         The Board of Directors, by a vote of a majority of the full Board, has nominated the persons named below for election to serve as Directors. The term of each of the three (3) newly-elected Directors will expire at the Annual Meeting of Shareholders in 1999 and when his successor has been elected and qualified.

         The Company's Articles of Incorporation provide for a Board of at least nine (9) Directors classified into three (3) classes of Directors. At each Annual Meeting, each class of Directors whose term has expired will be elected to hold office until the third succeeding Annual Meeting and until their successors have been elected and qualified. These staggered terms of service by Directors of the Company may make it more difficult for the Company's shareholders to effect a change in the majority of the Company's Directors since replacement of a majority of the Board of Directors will normally require two (2) Annual Meetings of Shareholders. Accordingly, this provision may have the effect of discouraging hostile attempts to gain control of the Company, but is applicable to all elections of Directors.

         It is the intent of the persons named in the Proxy to vote such Proxy "FOR" the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of Director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.

         Nominations for election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company's secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which Directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of (i) the date that notice of the date of the meeting was first mailed to the shareholders or (ii) the date on which public disclosure of such date was made. The shareholder's notice must set forth as to each nominee (i) the name, age, business address, and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company's Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder's notice must also set forth as to the shareholder giving the notice (i) the name and address of such shareholder and
(ii) the class and amount of such shareholder's beneficial ownership of the Company's Common Stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder's nomination should not be brought before the meeting and that such nominee shall not be eligible for election as a Director of the Company.

                        INFORMATION CONCERNING NOMINEES

                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL       PERCENT OF
                                                                                OWNERSHIP OF         COMMON
      NAME, AGE, PRINCIPAL OCCUPATION FOR THE                     DIRECTOR      COMMON STOCK          STOCK
        LAST FIVE YEARS AND BANK OR COMPANY                      OF COMPANY    AS OF DECEMBER     BENEFICIALLY
               OFFICES CURRENTLY HELD                               SINCE       1, 1995 (A)         OWNED (A)
               ----------------------                               -----       -----------         ---------
For a Three (3) Year Term Expiring in 1999

Joseph F. Boardman, Jr. (66)  . . . . . . . . . . . . . . .         1984           8,800 (1)           .1%
    Retired Director of Coast Materials Company
    (Ready Mixed Concrete Business), Gulfport,
    Mississippi; Chairman of the Board, Hancock
    Holding Company, Gulfport, Mississippi,
    since 1987

Charles H. Johnson (62) . . . . . . . . . . . . . . . . . .         1987         6,483.7 (2)           .1%
    President, Charles H. Johnson, Inc. (Residential
    General Contracting Business), Waveland,
    Mississippi; President, Universal Warehouse,
    Inc., (Mini-Storage Business), Waveland,
    Mississippi

Thomas W. Milner, Jr. (82)  . . . . . . . . . . . . . . . .         1984           2,948              .03%
    Retired Vice Chairman of the Board, Hancock
    Bank, Gulfport, Mississippi

                                       INFORMATION CONCERNING CONTINUING DIRECTORS
                                                                                                                 TERM
                                                                                                                EXPIRES
                                                                                                                -------
L. A. Koenenn, Jr. (76) . . . . . . . . . . . . . . . . . .         1988           3,548 (3)          .04%        1997
    Public Accountant, Gulfport, Mississippi

Dr. Homer C. Moody, Jr. (71)  . . . . . . . . . . . . . . .         1984           9,599 (4)           .1%        1997
    Retired Doctor of Veterinary Medicine,
    Poplarville, Mississippi

George A. Schloegel (55)  . . . . . . . . . . . . . . . . .         1984        91,086.8 (5)         1.03%        1997
    President, Hancock Bank, Gulfport,
    Mississippi, since 1990; Vice Chairman of
    the Board, Hancock Holding Company,
    since 1984; Director, Hancock Bank of
    Louisiana since 1990; Director First National
    Bank of Denham Springs since 1995


                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL       PERCENT OF
                                                                                OWNERSHIP OF         COMMON
      NAME, AGE, PRINCIPAL OCCUPATION FOR THE                     DIRECTOR      COMMON STOCK          STOCK
        LAST FIVE YEARS AND BANK OR COMPANY                      OF COMPANY    AS OF DECEMBER     BENEFICIALLY    TERM
               OFFICES CURRENTLY HELD                               SINCE       1, 1995 (A)         OWNED (A)    EXPIRES
               ----------------------                               -----       -----------         ---------    -------
James B. Estabrook, Jr. (51)  . . . . . . . . . . . . . . .         1995           1,661 (6)          .02%        1998
    President of Estabrook Motor Co., Inc.;
    President of Weaver Motor Co., Inc.
    (Automobile Dealerships); President of Auto
    Credit, Inc. (Auto Finance Business),
    Pascagoula, Mississippi; Advisory Director,
    Hancock Bank since 1985

Victor Mavar (69) . . . . . . . . . . . . . . . . . . . . .         1993        12,360.5               .1%        1998
    President of Mavar, Inc. (Real Estate Firm),
    Biloxi, Mississippi

Leo W. Seal, Jr. (71) . . . . . . . . . . . . . . . . . . .         1984     1,099,788.7 (7)         12.4%        1998
    Chief Executive Officer, Hancock Bank,
    Gulfport, Mississippi, since 1963; President
    and Chief Executive Officer, Hancock Holding
    Company, since 1984; Advisory Director,
    Hancock Bank of Louisiana since 1993;
    Advisory Directory, First National Bank of
    Denham Springs since 1995



                   INFORMATION CONCERNING EXECUTIVE OFFICERS


                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL       PERCENT OF
                                                                                OWNERSHIP OF         COMMON
      NAME, AGE, PRINCIPAL OCCUPATION FOR THE                                   COMMON STOCK          STOCK
        LAST FIVE YEARS AND BANK OR COMPANY                                    AS OF DECEMBER     BENEFICIALLY
               OFFICES CURRENTLY HELD                                           1, 1995 (A)         OWNED (A)
               ----------------------                                           -----------         ---------
C. Stanley Bailey (46)  . . . . . . . . . . . . . . . . . .                        1,097 (8)          .01%
    Executive Vice President and Chief Financial
    Officer of Hancock Holding Company since
    1995 (13)

Robert E. Easterly (53) . . . . . . . . . . . . . . . . . .                       19,560 (9)           .2%
    President and Chief Executive Officer of First
    National Bank of Denham Springs since 1981;
    Director and Chairman since 1993; Advisory
    Director, Hancock Bank since 1995; Chief
    Operating Officer Hancock Bank of Louisiana
    since 1995



                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL       PERCENT OF
                                                                                OWNERSHIP OF         COMMON
      NAME, AGE, PRINCIPAL OCCUPATION FOR THE                                   COMMON STOCK          STOCK
        LAST FIVE YEARS AND BANK OR COMPANY                                    AS OF DECEMBER     BENEFICIALLY
               OFFICES CURRENTLY HELD                                           1, 1995 (A)         OWNED (A)
               ----------------------                                           -----------         ---------

A. Bridger Eglin (52) . . . . . . . . . . . . . . . . . . .                        1,038(10)          .01%
    President, Hancock Bank of Louisiana
    since 1991; Director, Hancock Bank of
    Louisiana since 1991; Director First National
    Bank of Denham Springs since 1995

Theresa Johnson (68)  . . . . . . . . . . . . . . . . . . .                        1,086              .01%
    Executive Vice President, Hancock Bank
    since 1985; Advisory Director, Hancock Bank
    since 1985; Executive Vice President Hancock
    Holding Company since 1992; Treasurer
    Hancock Holding Company since 1995

Charles A. Webb, Jr. (65) . . . . . . . . . . . . . . . . .                      6,946.5(11)          .08%
    Executive Vice President, Chief Credit Officer
    and Secretary, Hancock Holding Company
    since 1992; Director Hancock Bank since 1995;
    Executive Vice President, Hancock Bank since
    1977; Director, Hancock Bank of Louisiana
    since 1990; Director First National Bank of
    Denham Springs since 1995

ALL DIRECTORS AND EXECUTIVE OFFICERS
    AS A GROUP (14)   . . . . . . . . . . . . . . . . . . .                  1,644,111.2(12)         18.5%


----------

(a)         Constitutes sole ownership unless otherwise indicated.

(1)         Includes 400 shares owned by Mr. Boardman's wife.

(2)         Includes 568.9 shares owned by Mr. Johnson's wife and children.

(3) Represents 3,548 shares held in the L.A., Jr. and Mae D. Koenenn Revocable Trust. Mr. Koenenn has the sole power to vote and dispose of these shares.

(4) Includes 8,160 shares owned jointly by Dr. Moody and his wife; 504 shares owned jointly with his children; 504 shares owned jointly by his wife and children; and 175 shares owned by Dr. Moody's wife.

(5)         Includes 32,769 shares owned jointly by Mr. Schloegel and his wife;
            88.6 shares owned by Mr. Schloegel's minor child; 300.1 shares held for Mr. Schloegel's account in the Company's Employee Stock Purchase Plan; 661.2 shares held in a self-directed IRA for Mr. Schloegel; and 165.3 shares held in a self-directed IRA for his wife.

(6)         Includes 1,061 shares owned by Mr. Estabrook's minor children.

(7) Includes 1,983.7 shares owned by Mr. Seal's wife, and excludes 378,108 shares held in a fiduciary capacity by Hancock Bank's Trust Department as to which Mr. Seal has sole voting rights but no power of disposition. Mr. Seal's sister and her children are beneficiaries of these trusts. Mr. Seal disclaims beneficial ownership of these 378,108 shares.

(8)         Includes 1,097 shares held in Mr. Bailey's IRA.

(9) Includes 13,674 shares held in Mr. Easterly's IRA; 27 shares owned by his wife; 565 shares owned by his wife's IRA; and 856 shares held in trust wherein Mr. Easterly is trustee.

(10) Includes 438 shares held for Mr. Eglin's account in the Company's Employee Stock Purchase Plan.

(11)        Includes 6,382.8 shares owned jointly with Mr. Webb's wife.

(12) All of the Directors, Executive Officers and Nominees of the Company as a group (consisting of fourteen (14) persons) beneficially owned, in the aggregate, 1,644,111.2 shares (18.5%) of Common Stock of the Company, including the shares as to which beneficial ownership has been disclaimed above.

(13) See "Executive Officers" for Mr. Bailey's principal occupations for the last five (5) years.

         George A. Schloegel is a director of Mississippi Power Company, Gulfport, Mississippi. None of the other Directors are a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of
Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Deloitte & Touche LLP, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 1996, and until their successors are selected. Deloitte & Touche LLP and its predecessor, Touche Ross & Company, have been auditors for the Company since it commenced business in 1984, for Hancock Bank since 1981 and Hancock Bank of Louisiana since 1990.

         The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of Deloitte & Touche LLP will be in attendance at the Annual Meeting, be present to make a statement, or be available to respond to appropriate questions.

         Although not required to do so, the Board of Directors has chosen to submit its appointment of Deloitte & Touche LLP, for ratification by the Company's shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

                 APPROVAL OF THE 1996 LONG-TERM INCENTIVE PLAN

         To enable employees to obtain a proprietary interest in the Company and thus to share in its future success and to attract and retain outstanding personnel upon whose judgment, skill, and initiative the Company's success is largely dependent, the Board of Directors has adopted the Hancock Holding Company 1996 Long-Term Incentive Plan (the "1996 Plan"), subject to approval by the shareholders at the Annual Meeting. The 1996 Plan is needed to enable the Company to satisfy its stated objectives.

         The full text of the 1996 Plan appears as Exhibit A hereto. The principal features of the 1996 Plan are outlined below and should be read in conjunction with Exhibit A.

DESCRIPTION OF THE 1996 PLAN

         The 1996 Plan provides for the issuance (or reissuance) during any Plan Year (which is a calendar year) of up to one percent (1%) of the outstanding Company Common Stock as reported in the Company's Annual Report on Form 10-K for the fiscal year ending immediately prior to such Plan Year. Based upon an estimate of 9,000,000 shares of Company Common Stock outstanding, 90,000 shares of the Company Common Stock will be available to grant annually as Awards (as defined below) under the 1996 Plan. Additionally, the total number of shares of Company Common Stock available for grant of restricted and performance shares during any Plan Year shall not exceed one-third of one percent (1/3 of 1%) of the outstanding Company Common Stock as reported in the Company's Annual Report on Form 10-K for the fiscal year ending immediately prior to such Plan Year. These limitations on the issuance (or reissuance) of shares of Company Common Stock are subject to adjustment for specified changes in capitalization including a stock split, stock dividend, combination or exchange of shares, reorganization, merger or consolidation or other such change.

         Awards of Company Common Stock under the 1996 Plan may take the form of a stock option, an incentive stock option (a stock option which meets the applicable requirements of the Internal Revenue Code), restricted or performance shares (a transfer of shares subject to certain restrictions on transfer or other incidents of ownership or subject to specified performance standards), and Performance Stock Awards (an award of Company Common Stock to an employee of the Company or its subsidiaries ("Employee") contingent upon the satisfaction of specified performance goals during a performance period) (collectively referred to as "Awards").

         Participation in the 1996 Plan is limited to Employees who are selected ("Participants") by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will administer and interpret the 1996 Plan and determine the persons to whom Awards shall be granted, the number of shares, term, restriction or option period and performance standards (including performance goals); provided, however, that the maximum number of shares with respect to which Awards may be granted to any one individual under the 1996 Plan shall not exceed 100,000 shares, nor may the maximum number of restricted or performance shares pursuant to Performance Stock Awards granted to any one individual exceed 35,000 shares. Awards may not be granted after the tenth year anniversary of approval of the 1996 Plan by the shareholders. The term of Awards other than incentive stock options granted on or before that date may, however, extend beyond that date, but no incentive stock options may be granted which are exercisable after the expiration of ten years after the date of grant. Non-employee Directors are ineligible to receive awards under the 1996 Plan, and members of the Committee are required to be Directors who qualify both as "disinterested" under Securities and Exchange Commission rules and as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. Options granted may be incentive stock options or non-qualified options. The exercise price of the option must be at least 100% of the fair market value of the shares to which the option is subject at the time the option is granted. Generally, there is no minimum holding period during which options cannot be exercised, but the Committee has the discretion to fix an exclusive exercise period during which options may be exercised. The value of shares of Company Common Stock that can be exercised for the first time by a taxpayer in any one year under an incentive stock option cannot exceed $100,000, based on the fair market value of the stock at the date of grant of the incentive stock option. Also, the Committee has the discretion to make all Awards exercisable in full upon a Change of Control (as defined below). The Committee may, in its discretion, accept shares of the Company in payment or partial payment of the exercised price of the option.

         "Change of Control" generally means the acquisition, other than from the Company, by any person or entity of beneficial ownership of 20% or more of the outstanding shares or total voting power of the Company (other than an acquisition which does not substantially change the percentage ownership of the Company by the owners immediately prior to such acquisition); a change in the majority of the individuals who constitute the Board of Directors of the Company (other than a change effected through the normal nomination and election process by the majority of the then-sitting Board of Directors, provided that the assumption of office of any newly elected Director is not in connection with an actual or threatened election contest (as defined in Rule 14a-11 of Regulation 14A of the Securities Exchange Act)); or approval by the Company which results in a shift in the beneficial ownership of more than 50% of the outstanding shares of the Company or the combined voting power of the outstanding voting securities of the Company. In the event of a Change of Control, the Committee may, in addition to making all Awards exercisable in full, dictate payment of performance shares entirely in cash and make other payment provisions for certain exercises of stock options.

         Under the 1996 Plan, the Committee has the discretion to establish performance goals for individual Employees, groups of Employees or the Company generally, which goals shall consider measurable criteria such as earnings or earnings growth, earnings per share, return on assets, revenues or expenses, stock price and market share, etc. ("Performance Goals"). The Committee shall also establish the performance period which shall be the period of time during which the established Performance Goals shall be measured and applied to the identified Employee or group of Employees ("Performance Period"). At the commencement of the Performance Period, the identified Employee or group of Employees shall be granted the right to receive a specified number of restricted shares, contingent upon the satisfaction of the applicable Performance Goals.

         The 1996 Plan will become effective on the date that it is approved by the shareholders.

         All incentive stock options are non-transferable, except by will and the laws of descent and distribution upon the death of the option recipient. Awards other than incentive stock options may be assignable, in the discretion of the Committee, to a trust or similar vehicle for the benefit of the option recipient's immediate family members, by will, the laws of descent and distribution, or pursuant to a domestic relations order. Following a Change of Control, if a Participant terminated employment with the Company for any reason other than death or retirement, options held by such participant may be exercised only until the earlier of three months after the termination of employment or expiration date of such options. Termination of employment of a Participant during a Performance Period (a period of time at the commencement of which the right to receive restricted shares of the Company has been granted to the Participant, contingent upon his or her attainment of specified Performance Goals during such Performance Period) shall terminate the Participant's right to receive such Performance Stock Award, except that the Committee shall have discretion to provide for partial or complete exceptions.

         The Committee has sole discretion to consent to the terms of participation of those Participants who are subject to the reporting and short swing profits provisions of Section 16 of the Securities Exchange Act of 1934, including barring unrestricted ownership of shares of Company Common Stock by such persons for at least six months from the date of grant of the applicable Award and barring disposition of Company Common Stock acquired pursuant to the 1996 Plan for a period of at least six months after acquisition.

         The consideration to be received by the Company for granting Awards under the 1996 Plan consists solely of services rendered by the Participants. Proceeds received by the Company from the sale of its shares under the 1996 Plan will be used for general corporate purposes.

         The Committee may, in its discretion, allow Participants to transfer Company Common Stock or have the Company withhold stock otherwise issuable on exercise to satisfy income tax withholding due in connection with an exercise.

         The Board of Directors may at any time terminate and, from time to time, may amend the 1996 Plan. Any such action of the Board of Directors may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation. Unless previously terminated by the Board of Directors, the 1996 Plan shall terminate on the 10th anniversary of approval by the Company's shareholders.

         The grant of a non-qualified stock option does not result in any taxable income to the Participants or any tax deduction to the Company at the time of the grant. Upon the exercise of such option, or if the acquired stock is subject to a substantial risk of forfeiture, upon the date that there is no longer such risk (the "tax date"), the excess of the market value of the shares acquired over their costs to the Participant (i) is taxable to the Participant as compensation income, and (ii) is generally deductible by the Company, subject to ordinary rules relating to the reasonableness of compensation. The Participant's tax basis for the shares is the market value thereof on the tax date.

         Awards of restricted and performance shares will not result in taxable income to the Participant or a tax deduction to the Company for Federal income tax purposes at the time of the grant of the Award. A recipient of restricted or performance shares generally will be subject to tax at ordinary income tax rates on the fair market value of the Company Common Stock on the date the restricted or performance shares are no longer subject to a substantial risk of forfeiture. However, a Participant who elects under the appropriate provisions of the Internal Revenue Code, within thirty days of the date of the grant, will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted or performance shares as if such shares were unrestricted and could be sold immediately. If the restricted or performance shares for which such an election has been made are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted or performance shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the Participant timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted or performance shares on the date of the grant as if such shares were then unrestricted and could be sold immediately.

         Neither the grant nor the exercise of an option designated as an incentive stock option results in any Federal income tax consequences to either the Participant or the Company. At the time the Participant sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as long-term capital gain, provided the applicable holding period is satisfied. If the Participant disposes of such shares within two (2) years of the date of grant or within one
(1) year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between exercise price and sale price, will be taxed as compensation income and the Company will be entitled to a deduction for such amount at that time. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term or short-term capital gain depending on the holding period of the stock. If the Participant exercises an incentive stock option more than three (3) months after his termination of employment due to retirement, he will be deemed to have exercised a non-qualified stock option and will recognize compensation income at the time in an amount equal to the excess of the market value of such shares over their exercise price.

         No Awards have been made by the Committee pursuant to the 1996 Plan. It is not possible to determine or state the benefits which will be received under the 1996 Plan by the individuals specified in paragraph (a)(3) of Item 402 of Regulation S-K, by all current executive officers, all current Directors, by all employees as a group or by any individual who may be selected by the Committee to participate in the 1996 Plan.

         This proposal will be approved if the votes cast favoring exceeds the votes cast opposing.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information concerning the number of shares of Common Stock of the Company held as of December 1, 1995 by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Company's outstanding shares:


     NAME AND ADDRESS                      AMOUNT AND NATURE OF                PERCENT
   OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP               OF CLASS
   -------------------                     --------------------               --------
Hancock Bank Trust Department                  950,911.6   (1)                  10.7%
One Hancock Plaza
Gulfport, Mississippi 39501

Leo W. Seal, Jr.                             1,099,788.7   (2)                  12.4%
408 North Beach Boulevard
Bay St. Louis, Mississippi 39520


------------

(1) Consists of shares held and voted by the Hancock Bank Trust Department as trustee for 161 different accounts. Within these 161 accounts, the Trust Department has sole voting rights on 944,581.6 shares, shared voting rights on zero shares and no power to vote 125,451.9 shares. The Trust Department has the sole right to dispose of 890,927.5 shares, shared right to dispose of 331.9 shares and no authority to dispose of 178,774.1 shares.

(2) Includes 1,983.7 shares owned by Mr. Seal's wife, and excludes 378,108 shares held in three (3) trusts by Hancock Bank's Trust Department (not included in the 950,911.6 shares shown above as beneficially owned by the Trust Department) as to which Mr. Seal has sole voting rights, but no power of disposition. Mr. Seal's sister and her children are the beneficiaries of these trusts.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee currently composed of J. F. Boardman, Jr., L. A. Koenenn, Jr., R. K. Hollister and Robert Riemann. The Audit Committee was formed in October 1991 in connection with the listing of the Company's Common Stock on the NASDAQ National Market System. The Audit Committee oversees the operations of the Company's Audit Department and makes recommendations to the Board of Directors concerning the independent accountants for the Company and its subsidiaries. The Audit Committee met six
(6) times during 1995.

         The Company has a Loan Review Committee which meets monthly and is currently composed of the following members: Joseph F. Boardman, Jr., Charles
H. Johnson, W. Boyd Letcher, Jr., Charles A. Webb, Jr. and Leo W. Seal, Jr. It met twelve (12) times during 1995.

         The Company has a Compensation Committee which determines the salary of the executive officers of the Company. It met three (3) times during 1995 and is composed of J. F. Boardman, Jr., James B. Estabrook, Jr., Charles H. Johnson, L. A. Koenenn, Jr., Victor Mavar, T. W. Milner, Jr. and Dr. H. C. Moody.

         The Company also has an Executive Committee composed of the following members: A. F. Dantzler, Jr., Chairman, Leo W. Seal, Jr., George A. Schloegel and Joseph F. Boardman, Jr.

         Hancock Holding Company does not have a Nominating Committee.

         Hancock Bank has, among other committees, an Investment Committee which meets monthly and a Salary Committee. The Salary Committee is composed of seven members who determine wages and compensation for the Banks' officers and other employees. George A. Schloegel and Leo W. Seal, Jr., both of whom are Directors of the Company, are two of the seven members. The Salary Committee of Hancock Bank met five (5) times during the year ended December 31, 1995.

         The Board of Directors of the Company met a total of twelve (12) times during the year ended December 31, 1995. During 1995, all Directors attended 75 percent or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.


                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company and the Banks as of December 30, 1995:

      NAME (AGE)                                             PRESENT POSITION
      ----------                                             ----------------
Joseph F. Boardman, Jr. (66)         Director since 1984; Chairman of the Board since 1987

George A. Schloegel (55)             Director since 1984; Vice Chairman of the Board since 1984; President, Hancock Bank since 1990; Director, Hancock Bank of Louisiana since 1990; Director, First
                                     National Bank of Denham Springs since 1995

Leo W. Seal, Jr. (71)                Director since 1984; President and Chief Executive Officer since 1984; Chairman and
                                     Chief Executive Officer, Hancock Bank since 1990; Advisory Director, Hancock Bank of Louisiana since 1993; Advisory Director, First National Bank of Denham Springs
                                     since 1995

      NAME (AGE)                                                PRESENT POSITION
      ----------                                                ----------------

Charles A. Webb, Jr. (65)            Executive Vice President, Chief Credit Officer and Secretary, Hancock Holding
                                     Company since 1992; Executive Vice President of Hancock Bank since 1977; Director,
                                     Hancock Bank since 1995; Director, Hancock Bank of Louisiana since 1990; Director,
                                     First National Bank of Denham Springs since 1995

Theresa Johnson (68)                 Executive Vice President, Hancock Holding Company since 1992; Treasurer, Hancock
                                     Holding Company since 1995; Executive Vice President, Hancock Bank since 1985;
                                     Advisory Director, Hancock Bank since 1985

A. Bridger Eglin (52)                President, Hancock Bank of Louisiana since 1991; Director, Hancock Bank of
                                     Louisiana since 1991; Director, First National Bank of Denham Springs since 1995

C. Stanley Bailey (46)               Executive Vice President and Chief Financial Officer, Hancock Holding Company since
                                     1995

Robert E. Easterly (53)              President and Chief Executive Officer First National Bank of Denham Springs since
                                     1981; Chairman of the Board First National Bank of Denham Springs since 1993;
                                     Director, Hancock Bank since 1995; Chief Operating Officer Hancock Bank of
                                     Louisiana since 1995


------------

         Mr. Boardman is a retired director and President of Coast Materials Company, which sells ready-mixed concrete, and is located in Gulfport, Mississippi. He was elected Chairman of the Company in 1987.

         Mr. Schloegel was employed part-time with Hancock Bank from 1956-1959 and began full-time employment in 1962. He served in various capacities until being named President in 1990. Mr. Schloegel serves as Vice Chairman of the Company and President of Hancock Bank Securities Corporation, a subsidiary of Hancock Bank. He is a member of the Boards of Directors of Hancock Bank, Hancock Bank of Louisiana, and First National Bank of Denham Springs.

         Mr. Seal was employed by Hancock Bank in 1947. He was elected to the Board of Directors in 1961 and named President of Hancock Bank in 1963. In 1977, he was named President and Chief Executive Officer of Hancock Bank. In 1990, he became Chairman and Chief Executive Officer of Hancock Bank. He is currently serving as President and Chief Executive Officer of the Company and also serves as an Advisory Director of Hancock Bank of Louisiana and First National Bank of Denham Springs.

         Mr. Webb was employed by Hancock Bank in 1948. He served as Vice President and Secretary of the Company from 1984 until 1992, when he became Executive Vice President, Chief Credit Officer and Secretary. He has served as Executive Vice President of Hancock Bank since 1977. He is a member of the Boards of Directors of Hancock Bank, Hancock Bank of Louisiana and First National Bank of Denham Springs.

         Ms. Johnson joined Hancock Bank in 1985 following the acquisition of Pascagoula Moss Point Bank, upon which she was named Executive Vice President and Advisory Director of Hancock Bank. She has since been named Executive Vice President and Treasurer of Hancock Holding Company.

         Mr. Eglin has served as President and Director of Hancock Bank of Louisiana since 1991. He was elected to the Board of First National Bank of Denham Springs in 1995. Prior to that, he served for a brief time as Commissioner of Financial Institutions for the State of Louisiana.

         Mr. Bailey was named Executive Vice President and Chief Financial Officer of Hancock Holding Company in 1995. Prior to that, he served as Vice Chairman of the Board of AmSouth Bancorporation and AmSouth Bank of Alabama; and Chairman of the Board of AmSouth Mortgage Co., Inc. from August 1993 to October 1994; Senior Executive Vice President and Chief Financial Officer of AmSouth Bancorporation and AmSouth Bank of Alabama from 1991 to 1993.

         Mr. Easterly has been President and Chief Executive Officer of First National Bank of Denham Springs since 1981. He was named Chairman, President and Chief Executive Officer of First National Bank of Denham Springs in 1993. He was named Chief Operating Officer of Hancock Bank of Louisiana in 1995. He is currently serving as an Advisory Director on the Board of Directors of Hancock Bank.

   No family relationships exist among the executive officers of the Company.


                     SUMMARY MANAGEMENT COMPENSATION TABLE

                               ANNUAL COMPENSATION
-----------------------------------------------------------------------------------------------------
        (A)                    (B)           (C)             (D)             (E)             (F)
                                                                            OTHER
                                                                            ANNUAL        ALL OTHER
                                                                           COMPEN-         COMPEN-
      NAME AND                                                              SATION        SATION (5)
 PRINCIPAL POSITION            YEAR       SALARY ($)      BONUS ($)          ($)             ($)
-----------------------------------------------------------------------------------------------------
Leo W. Seal, Jr.               1995         92,500          15,000             981  (1)       2,538
CEO, Hancock Bank                                                           18,000  (2)
President & CEO, HHC                                                         2,174  (3)
                                                                            13,536  (4)
                               1994         85,000          13,500             681  (1)       2,243
                                                                            18,000  (2)
                                                                             1,938  (3)
                                                                            13,536  (4)
                               1993         85,000          15,000             560  (1)       2,547
                                                                            18,000  (2)
                                                                             4,506  (3)
                                                                             7,560  (4)




                               ANNUAL COMPENSATION
-----------------------------------------------------------------------------------------------------
        (A)                    (B)           (C)             (D)             (E)             (F)
                                                                            OTHER
                                                                            ANNUAL        ALL OTHER
                                                                           COMPEN-         COMPEN-
      NAME AND                                                              SATION        SATION (5)
 PRINCIPAL POSITION            YEAR       SALARY ($)      BONUS ($)          ($)             ($)
-----------------------------------------------------------------------------------------------------
George A. Schloegel            1995        216,915          35,000             947  (1)       8,454
President, Hancock Bank                                                      3,705  (2)
Vice Chairman, HHC                                                           1,295  (3)
                                                                             2,700  (4)
                               1994        207,500          31,500           1,104  (1)       7,214
                                                                             5,000  (3)
                                                                             1,728  (4)
                               1993        185,000          35,000           1,181  (1)       7,774
                                                                             5,000  (3)
                                                                             1,728  (4)

Charles A. Webb, Jr.           1995        133,300          23,000           1,332  (1)       3,425
Ex. V.P., Hancock Bank                                                       5,000  (2)
Ex. V.P., Sec. and Chief                                                     7,560  (4)
Credit Officer, HHC            1994        127,500          21,600           1,883  (1)       3,365
                                                                             4,819  (2)
                                                                               181  (3)
                                                                             4,212  (4)
                               1993        122,500          24,000           1,743  (1)       3,681
                                                                             5,000  (2)
                                                                             4,212  (4)

Theresa Johnson                1995        123,600          10,000             540  (1)       3,110
Ex. V.P., Hancock Bank                                                       7,560  (4)
Ex. V.P., & Treasurer, HHC     1994        121,800           9,000             263  (1)       3,208
                                                                             7,560  (4)
                               1993        117,500          10,000             321  (1)       3,541
                                                                             7,560  (4)

A. Bridger Eglin               1995        127,000          10,000             794  (1)       1,646
President, Hancock Bank                                                      1,728  (4)
of Louisiana                   1994        122,500           8,100           1,431  (1)       1,617
                                                                             1,728  (4)
                               1993        116,500           9,000           1,523  (1)       1,873
                                                                               373  (4)



1)       Automobile compensation.
2)       Deferred compensation.
3)       Executive supplemental plan.
4)       Cost of excess life insurance.
5) Includes stock purchase plan contribution and profit sharing plan contribution.

DIRECTORS' FEES

         Directors of the Company who are not also full-time employees of Hancock Bank, Hancock Bank of Louisiana or First National Bank of Denham Springs (i.e., all Directors except Messrs. Seal and Schloegel) receive $275 for each regular Board meeting attended and $200 for each special Board meeting attended. Directors may elect to defer the receipt of their Directors' fees for a specified period of time. Directors who choose such deferral also receive a $20,000 term life insurance policy. During 1995, Messrs. Milner and Johnson participated in this deferral program. Directors of the Company who are not full-time employees of Hancock Bank or Hancock Bank of Louisiana and are also Directors of one of the Banks, receive an additional $275 for each meeting of the Bank's Board of Directors attended, provided that such meetings are not held on the same day as meetings of the Company. Directors of the Company who are not full-time employees of Hancock Bank or Hancock Bank of Louisiana and are members of a Bank committee, also receive $225 for each committee meeting attended and $100 for each loan committee meeting attended that is held in Gulfport, Mississippi.

PENSION PLAN

         Hancock Bank, along with some of its affiliated companies, maintains a non-contributory integrated pension plan and trust agreement (the "Pension Plan") covering all full-time salaried employees (including executive officers of the Company who are also employees of the Banks) who have completed one (1) year of service and have attained age 21. Employees become participants in the Pension Plan on the January 1 or July 1 following the satisfaction of the eligibility requirements.

         The benefit formula was modified by an amendment and restatement of the Pension Plan dated December 31, 1992. Under this formula, a participant accrues his benefit under the Pension Plan on the basis of his years of service with the Bank and its affiliated companies, his years of participation in the Pension Plan, his average annual compensation (calculated by using his base compensation for the five consecutive years of service that produce the highest average), and Social Security laws and amounts. His benefit accrues in increments based on his years of participation at any time of determination and the number of years of participation he would have at his normal retirement age (that is, the date on which the participant has attained age 65 but not earlier than the fifth anniversary of the first day of the Pension Plan year (January 1
- December 31) during which the participant commenced participation in the Pension Plan).

         A participant's normal retirement date is the first day of the month coincident with or immediately preceding his normal retirement age. A participant is eligible to elect early retirement after he has either (1) completed fifteen years of service and attained age 55 or (2) completed twelve years of service and attained age 62.

         A participant becomes vested in his accrued benefit under the Pension Plan upon the earlier of attainment of his normal retirement age or the completion of five years of service. A participant with a vested accrued benefit will be entitled to receive a retirement benefit upon termination of his employment. In some situations, distributions may be delayed until the participant attains his normal or early retirement date. The spouse or other beneficiary of a vested participant who dies while employed will be eligible for a survivor benefit.

         The normal form of benefit under the Pension Plan (1) for unmarried participants generally is a ten year certain and life annuity and (2) for married participants generally is a joint and 50% survivor annuity which is the actuarial equivalent of the unmarried participant's normal form. A participant may elect certain specified optional forms of distribution.

         The Pension Plan provides for the Banks and other participating companies to make all contributions to the Pension Plan in amounts sufficient to fund benefit payments and to satisfy legal funding requirements. All contributions are held in a trust fund of which Hancock Bank is the trustee. Pension costs were $1,611,399 for 1995.

         The table set forth below shows the estimated annual base payments payable under the present benefit formula to persons retiring upon attainment of age 65 in 1995 in the indicated earnings classifications and with the indicated number of years of service for purposes of computing retirement benefits.

                         PENSION PLAN TABLE (1) (2) (3)

                                                 YEARS OF SERVICE
   REMUNERATION      15         20           25           30           35             40             45
   ------------      --         --           --           --           --             --             --

    $ 50,000      11,813       16,050      20,288       24,525       28,763         33,000         36,250
    $100,000      24,413       33,150      41,888       50,625       59,363         68,100         74,600
    $150,000      37,013       50,250      63,488       76,725       89,963        103,200        112,950
    $200,000      49,613       67,350      85,088      102,825      120,563(4)     138,300(4)     151,300(4)
    $250,000      52,651       71,473      90,296      109,118      127,941(4)     146,763(4)     160,547(4)

----------

(1) Assuming continued employment, the years of service at age 65 for Mr. Schloegel will be 46 years; for Mr. Seal was 42; for Ms. Johnson was 45; for Mr. Webb will be 47; and for Mr. Eglin will be 17.

(2) Earnings covered by the Pension Plan consist of basic salary and do not include bonuses. The benefit amounts are not subject to reduction for social security benefits, but social security amounts were taken into account under the benefit formula.

(3) This table reflects the normal form of benefit under the Pension Plan which is a ten year certain and life annuity.

(4) The annual amount exceeds the IRC Section 415 limit of $120,000 for a ten year certain and life annuity. The Section 415 is indexed, so that these amounts may eventually be paid.

         Compensation covered by the Pension Plan is found in the Salary column of the Summary Management Compensation Table for the executive officers of the Company. It covers the three years listed in the Table and 1991 and 1992.

         Covered compensation for named executive officers as of the end of the last calendar year is: Seal $69,800; Schloegel $181,400; Webb $116,800; Eglin $112,000; and Johnson $114,500.

FIRST NATIONAL BANK OF DENHAM SPRINGS SAVINGS PLAN AND TRUST

         The First National Bank of Denham Springs maintains the First National Bank of Denham Springs Savings Plan and Trust, a 401(K) Plan ("FNB Plan"), designed to provide a retirement savings account to eligible employees. The FNB Plan is funded through salary deferrals by the employees and the employer matches the approved amount up to 6% of the salary deferral. For the year 1995, First National Bank of Denham Springs contributed $41,161.14 to the FNB Plan.

         Employees may enroll on January 1 or July 1 coinciding with or immediately following the date they complete twelve months of service and attain the age of 21. A participant may elect to defer up to 15% of their compensation.

         The FNB Plan is managed by Pan American Life who is responsible for investing the funds based on the direction of the participants.

EXECUTIVE SUPPLEMENTAL REIMBURSEMENT PLAN

         Hancock Bank maintains an executive Supplemental Reimbursement Plan ("ESR Plan") for members of the Bank's Management Committee. Currently, Leo W. Seal, Jr., George A. Schloegel and Charles A. Webb are three of the nine members of the Management Committee. Under the ESR Plan, Hancock Bank will pay or reimburse each participating committee member for up to $5,000 of expenses that the committee member incurs during each calendar year for life insurance, education, residential security system and club dues. If the amount paid or reimbursed for a committee member is less than $5,000 for a calendar year, the unused portion will be contributed to a deferred compensation account for all members except Leo W. Seal, Jr. An administrative committee of at least three persons appointed by the Board of Directors of Hancock Bank administers and interprets the plan and has sole discretion to award any benefit to committee members.

BANK AUTOMOBILE PLAN

         Hancock Bank has a Bank Automobile Plan for the members of the Management Committee. The members are given the use of Bank automobiles for Bank business during the day and are permitted to take them home at night and on weekends for their personal use.

STOCK PURCHASE PLAN

         The Company maintains an Employee Stock Purchase Plan (the "ESPP") that is designed to provide the employees of the Company, the Banks and certain subsidiaries of Hancock Bank a convenient means of purchasing Common Stock of the Company. All employees (except Leo W. Seal, Jr.) of the Company, the Banks, and the other participating subsidiaries, who have completed two or more years of continuous full-time, or five or more years of continuous part-time, employment with the Company, the Banks, or the participating subsidiaries, and are 21 years of age, are eligible to participate in the ESPP.

         Each employee of the Company, the Banks or a participating subsidiary who qualifies to and does participate in the ESPP (a "Participant") is permitted to authorize payroll deductions, which may not exceed 5% of the Participant's base salary for the pay period. At the end of each plan year (January 1 through December 31), the participating company employing a Participant who is still employed at that time, contributes an amount equal to 25% of such Participant's payroll deductions for that plan year.

         Employee and Company contributions are forwarded to Hancock Bank's Trust Department, which uses the funds to purchase shares of the Company's Common Stock through brokers or dealers or directly from individuals (including officers, directors or employees of the Company, the Banks or the participating subsidiaries) at the prevailing market price in the Gulfport, Mississippi over-the-counter market on the date of such purchase. Brokerage commissions, service charges and other transactional costs associated with the purchase of shares by the ESPP, if any, are paid by the ESPP from its assets (and therefore are borne indirectly by the ESPP Participants). Administrative fees and expenses are paid by the Company. Purchases are made in the name of the ESPP at such times and in such amounts as Hancock Bank's Trust Department deems appropriate, and shares are allocated to each Participant as of June 30 and December 31 of each year. A Participant may withdraw the Common Stock and cash held in his Hancock Bank account at any time (but only once in a plan year without penalty).

         For 1995, Hancock Bank contributed $2,478.00 under the ESPP Plan on behalf of George A. Schloegel and Hancock Bank of Louisiana contributed $650.00 on behalf of Bridger Eglin. These are the only two executive officers of the Company who participate in the ESPP.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Compensation Committee. The Committee, comprised of the Company Directors, excluding Messers. Seal and Schloegel, named below, determines annual base salary adjustments and annual bonus awards.

         In determining the compensation to be paid to the Company's executive officers in 1995, the Compensation Committee employed compensation policies designed to align the compensation with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

         Additionally, the Company subscribes to and participates in the Wyatt Data Services/Cole Survey for Financial Institutions Compensation and the Mississippi and Louisiana Bankers Associations' surveys, which provide the Committee with comparative compensation data from the Company's market areas and its peer groups. In addition to this, in 1995 we retained Towers Perrin, a Consulting Firm, to conduct a complete review of Hancock Bank's Compensation and Benefits programs. This information is used by the Committee to make sure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

         For personal reasons, as well as a long time philosophy of Mr. Seal and his father who served before him, Mr. Seal's compensation is relatively low in comparison to other chief executive officers of comparable institutions. His compensation is the result of Mr. Seal's express wishes, and is in no way reflective of his performance, ability as CEO, or his value to the Company.

         Submitted by the Company's Compensation Committee:

         J. F. Boardman, Jr.                       Victor Mavar
         James B. Estabrook, Jr.                   T. W. Milner, Jr.
         Charles H. Johnson                        Dr. H. C. Moody, Jr.
         L. A. Koenenn, Jr.


                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         Directors, officers and principal shareholders of the Company and their associates have been customers of the Banks from time to time in the ordinary course of business and additional transactions may be expected to take place in the future. All loans to such persons were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or embody other unfavorable features. At December 31, 1995, the aggregate amount of such loans and extensions of credit outstanding was approximately $4.3 million.

         Leo W. Seal, Jr., serves as President of Hancock Insurance Agency ("Hancock Insurance"), for which he receives no fees or other compensation. For the year ended December 31, 1995, the Company paid Hancock Insurance $707,109 in premiums for general insurance products, which sum constituted approximately 20% of the gross consolidated revenues of Hancock Insurance for the year ended December 31, 1995. Management believes that the terms of the insurance transactions between the Company and Hancock Insurance were no less favorable to the Company than if the transactions had been made with nonaffiliates.


                    FIVE YEAR SHAREHOLDER RETURN COMPARISON

         The Securities and Exchange Commission requires that the Company include in its Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The peer group index is the Media General Financial Services Industry Group 045-East South Central Banks and a list of the companies included in the index follows the graph.

                    COMPARISON OF CUMULATIVE TOTAL RETURN
                 OF COMPANY, INDUSTRY INDEX AND BROAD MARKET


                                                           FISCAL YEAR ENDING
                                     ---------------------------------------------------------------
COMPANY                              1990      1991        1992        1993        1994        1995
-------                              ----      ----        ----        ----        ----        ----
HANCOCK HLDG CO                       100     144.50      204.27      237.07      222.44      286.28
INDUSTRY INDEX                        100     163.59      169.68      179.35      180.09      241.99
BROAD MARKET                          100     128.38      129.64      155.50      163.26      211.77




MG Industry Group 045-East South Central Banks:
Alabama National Bancorp                         First Fed Financial, Kentucky                  Peoples Holding Company
AmSouth Bancorp                                  First Tennessee National Corporation           Pikeville National
Banco Central Hispano S.A.                       Fort Thomas Financial Corporation              Regions Financial Corporation
BancorpSouth, Inc.                               Gateway Bancorp Inc., Kentucky                 S.Y. Bancorp, Inc.
Bank of Nashville, Tennessee                     Hancock Holding Company                        South Alabama Bancorp
Cardinal Bancshares, Inc.                        Kentucky Enterprise Bancorp                    Southern Banc Co., Inc.
CBT Corporation                                  Kentucky First Bancorp                         Southfirst Bancshares
Colonial BancGroup Class A                       Leader Financial Corporation                   SouthTrust Corporation
Compass Bancshares, Inc.                         LSF Bancorp, Inc.                              TF Financial Corporation
Deposit Guaranty Corporation                     Mid-America Bancorp                            Trans Financial Bancorp, Inc.
Farmers Capital Bank Corporation                 National Commerce Bancorporation               Trustmark Corporation
First American Corporation, Tennessee            Peoples Banctrust Company                      Union Planters Corporation
First City Bancorp, Inc.                         Peoples First Corporation


                                 OTHER MATTERS

         The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders, nor does it know of any matters to be brought before the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with the judgment of the Board on any such matters.

         THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 IS ENCLOSED. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL. ANY SHAREHOLDER WHO HAS NOT RECEIVED AN ANNUAL REPORT MAY OBTAIN ONE FROM THE COMPANY. THE COMPANY ALSO WILL PROVIDE, ON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WISHING TO RECEIVE A COPY OF THE ANNUAL REPORT ON FORM 10-K ARE DIRECTED TO WRITE TO GEORGE A. SCHLOEGEL, VICE CHAIRMAN, AT THE ADDRESS OF THE COMPANY.


                       PROPOSALS FOR 1997 ANNUAL MEETING

         Any shareholder who wishes to present a proposal at the Company's next Annual Meeting and who wishes to have the proposal included in the Company's Proxy Statement and form of proxy for the meeting, must submit the proposal to the undersigned at the address of the Company not later than September 20, 1996.


         THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                                        By Order of the Board of Directors


Dated: January 22, 1996                 /s/ Leo W. Seal, Jr.
                                        Leo W. Seal, Jr.
                                        President & C.E.O.

                                  Exhibit A

                            HANCOCK HOLDING COMPANY
                         1996 LONG-TERM INCENTIVE PLAN

1. PURPOSE

The purpose of the HANCOCK HOLDING COMPANY 1996 Long-Term Incentive Plan is to provide incentives and rewards for Employees of the Company and its Subsidiaries (i) to support the execution of the Company's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of Employees with those of the Company's shareholders.

2.  DEFINITIONS

"Award" includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), restricted and performance shares, and Performance Stock Awards, all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

"Award Agreement" means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award made to such Participant under this Plan, in the form prescribed by the Committee.

"Board" means the Board of Directors of the Company.

"Change of Control" shall have the meaning specified in Section 12(b).

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Committee appointed by the Board, each member of which shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall be composed of no fewer than the minimum number of disinterested persons as may be required by Rule 16b-3.

"Common Stock" means the common stock of the Company.

"Company" means HANCOCK HOLDING COMPANY, a bank holding company under the Bank Holding Company Act of 1956 headquartered in Gulfport, Mississippi.

"Employee" means an employee of the Company or a Subsidiary.

"Employee Award" means an Award to an Employee under this Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means the closing price of the Common Stock as reported on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or, if there were no Common Stock transactions on the valuation date, on the next preceding date on which there were Common Stock transactions.

"Negative Discretion" means other factors to be applied by the Committee in reducing the number of restricted shares to be issued pursuant to a Performance Stock Award if the Performance Goals have been met or exceeded if, in the Committee's sole judgment, such application is appropriate in order to act in the best interest of the Company and its shareholders. The Negative Discretion factors include, but are not limited to, the achievement of measurable individual performance objectives established by the Committee and communicated to the Employee in advance of the Performance Period, and competitive pay practices.

"Participant" means an Employee who has been granted an Award under this Plan.

"Performance Goals" means, with respect to any Performance Period, performance goals based on any of the following criteria and established by the Committee prior to the beginning of such Performance Period or performance goals based on any of the following criteria and established by the Committee after the beginning of such Performance Period that meet the requirements to be considered pre-established performance goals under Section 162(m) of the Code: earnings or earnings growth; earnings per share; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, Subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

"Performance Period" means the period of time designated by the Committee applicable to a or Performance Share or Performance Stock Award during which the Performance Goals shall be measured.

"Performance Stock Award" shall have the meaning specified in Section 6(d).

"Plan" means this HANCOCK HOLDING COMPANY 1996 Long-Term Incentive Plan.

"Plan Year" means a twelve-month period beginning with January 1 of each year.

"Reporting Person" means an officer or director of the Company subject to the reporting requirements of Section 16 of the Exchange Act.

"Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

3.  ELIGIBILITY

Any Employee selected by the Committee is eligible to receive an Employee
Award.

4.  PLAN ADMINISTRATION

(a) This Plan shall be administered by the Committee. The Committee shall periodically make determinations with respect to the participation of Employees in this Plan and, except as otherwise required by law or this Plan, the grant terms of Awards including vesting schedules, price, performance standards (including Performance Goals), length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Committee deems appropriate. Except as otherwise required by this Plan, the Committee shall have authority to interpret and construe the provisions of this Plan and the Award Agreements and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons.

(b) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to Awards granted to Reporting Persons.

5.  STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

(a) The stock subject to the provisions of this Plan shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market. Subject to adjustment in accordance with the provisions of Section 10, and subject to Section 5(d), (i) the total number of shares of Common Stock available for grants of Awards (including, without limitation, Awards of restricted and performance shares) in any Plan Year shall not exceed one percent of the outstanding Common Stock as reported in the Company's Annual Report on Form 10-K for the fiscal year ending immediately prior to such Plan Year and (ii) the total number of shares of Common Stock available for grants of restricted and performance shares (including restricted shares to be issued pursuant to Performance Stock Awards) in any Plan Year shall not exceed one third of one percent of the outstanding Common Stock as reported in the

Company's Annual Report on form 10-K for the fiscal year ending immediately prior to such Plan Year.

(b) Subject to adjustment in accordance with Section 10, and subject to Section 5(a), (i) the total number of shares of Common Stock available for grants of Awards in any Plan Year to any Participant shall not exceed 100,000 shares of outstanding Common Stock and (ii) the total number of shares of Common Stock available for grants of restricted shares to be issued pursuant to Performance Stock Awards in any Plan Year to any Employee shall not exceed 35,000 shares of outstanding Common Stock.

(c) For purposes of calculating the total number of shares of Common Stock available for grants of Awards, the grant of a performance or restricted share Award shall be deemed to be equal to the maximum number of shares of Common Stock which may be issued under the Award.

(d) There shall be carried forward and be available for Awards under this Plan in each succeeding Plan Year, in addition to shares of Common Stock available for grant under paragraph (a) of this Section 5, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section 5 for preceding Plan Years; (ii) shares of Common Stock represented by Awards which have been cancelled, forfeited, surrendered, terminated or expire unexercised during preceding Plan Years; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

6.  EMPLOYEE AWARDS UNDER THIS PLAN

As the Committee may determine, the following types of Employee Awards may be granted under this Plan to Employees on a stand alone, combination or tandem basis:

(a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

(b) Incentive Stock Option. An award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section as it may be amended from time to time.

(c) Restricted and Performance Shares. A transfer of shares of Common Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, or subject to specified performance standards, for such periods of time as the Committee may determine.

(d) Performance Stock Awards. A right, granted to an Employee, to receive restricted shares (as defined in Section 6(c) hereof) that are not to be issued to the Employee until after the satisfaction of the Performance Goals during a Performance Period.

7.  PERFORMANCE STOCK AWARDS.

(a) Administration. Performance Stock Awards may be granted to Employees either alone or in addition to other Employee Awards granted under this Plan. The Committee shall determine the Employees to whom Performance Stock Awards shall be awarded for any Performance Period, the duration of the applicable Performance Period, the number of restricted shares to be awarded at the end of a Performance Period to Employees if the Performance Goals are met or exceeded and the terms and conditions of the Performance Stock Award in addition to those contained in this Section 7.

(b) Payment of Award. During or after the end of a Performance Period, the financial performance of the Company during such Performance Period shall be measured against the Performance Goals. If the Performance Goals are not met, no restricted shares shall be issued pursuant to the Performance Stock Award. If the Performance Goals are met or exceeded, the Committee shall certify that fact in writing in the Committee minutes or elsewhere and certify the number of restricted shares to be issued under each Performance Stock Award in accordance with the related Award Agreement. The Committee may, in its sole discretion, apply Negative Discretion to reduce the number of restricted shares to be issued under a Performance Stock Award.

(c) Requirement of Employment. To be entitled to receive a Performance Stock Award, an Employee must remain in the employment of the Company through the end of the Performance Period, except that the Committee may provide for partial or complete exceptions to this requirement as it deems equitable in its sole discretion.

8.  OTHER TERMS AND CONDITIONS

(a) Assignability. With respect to Incentive Stock Options only, except to the extent, if any, as may be permitted by the Code and rules promulgated under
Section 16 of the Exchange Act, (i) no Incentive Stock Option shall be assignable or transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and (ii) during the lifetime of a Participant, the Award shall be exercisable only by such Participant or such Participant's guardian, legal representative, or assignee pursuant to a domestic relations order.

With respect to other Awards, unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), (i) no Award shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order and (ii) during the lifetime of a Participant, the Award shall be exercisable only by such Participant or such Participant's guardian, legal representative or assignee pursuant to a domestic relations order or, if applicable, the Permitted Transferees.

(b) Exercise of Option by Transferee. Upon the transfer of (i) an Incentive Stock Option to a beneficiary or divisee or (ii) an option other than an Incentive Stock Option to any transferee pursuant to a transfer approved by the Committee, such transferee shall have the balance of the original exercise period within which to exercise the transferred option.

(c) Award Agreement. Each Award under this Plan shall be evidenced by an Award Agreement.

(d) Rights As A Shareholder. Except as otherwise provided herein or in any Award Agreement, a Participant shall have no rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee (which, for purposes of this Plan, shall include any third party agent selected by the Committee to hold such shares on behalf of a Participant), guardian or legal representative is the holder of record of such shares.

(e) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

(f) Payments by Participants. The Committee may determine that Employee Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate.

(g) Tax Withholding. The Company shall have the right to withhold from any payments made under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares of Common Stock pursuant to this Plan, the Participant may satisfy this obligation in whole or in part by electing to have the Company withhold from such distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Any such election is subject to the following restrictions: (i) the election must be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election must be subject to the disapproval of the Committee. To the extent required to comply with rules promulgated under Section 16 of the Exchange Act, elections by Reporting Persons are subject to the following additional restrictions: (i) no election shall be effective for a Tax Date which occurs within six months of the grant of the award; and (ii) the election must be made either (A) six months or more prior to the Tax Date or (B) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

(h) Restrictions On Sale and Exercise. With respect to Reporting Persons, and if required to comply with rules promulgated under Section 16 of the Exchange Act, (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of shares of Common Stock by the Participant for at least six months from the date of grant, and (ii) shares of Common Stock acquired pursuant to this Plan (other than shares of Common Stock acquired as a result of the granting of a "derivative security") may not be sold or otherwise disposed of for at least six months after acquisition.

(i) Requirements of Law. The granting of Awards and the issuance of shares of Common Stock upon the exercise of Awards shall be subject to all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed. As a condition precedent to the issuer of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

9.  AMENDMENTS

(a) Except as otherwise provided in this Plan, the Board may at any time terminate and, from time to time, may amend or modify this Plan. Any such action of the Board may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation, including specifically Rule 16b-3 under the Exchange Act.

(b) No amendment, modification or termination of this Plan shall in any manner adversely affect any Awards theretofore granted to a Participant under this Plan without the consent of such Participant.

10.  RECAPITALIZATION

The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change. Any such adjustment may provide for the elimination of fractional shares.

11.  NO RIGHT TO EMPLOYMENT

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or a Subsidiary. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

12.  CHANGE OF CONTROL

(a) Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change of Control, as defined below, the following may, in the sole discretion of the Committee, occur with respect to any and all Employee Awards outstanding as of such Change of Control:

(i) automatic maximization of performance standards, lapse of all restrictions and acceleration of any time periods relating to the exercise, realization or vesting of such Awards so that such Awards may be immediately exercised, realized or vested in full on or before the relevant date fixed in the Award Agreement;

(ii) performance shares shall be paid entirely in cash;

(iii) upon exercise of a stock option or an incentive stock option (collectively, an "Option") during the 60-day period from and after the date of a Change of Control, the Participant exercising the Option may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Company to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, and notwithstanding any other provision of this Plan, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of an Option held by a Participant who is a Reporting Person, such Option shall be cancelled in exchange for a cash payment to the Participant equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 12(a)(iii) the term "Value" means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition);

(iv) following a Change of Control, if a Participant's employment terminates for any reason other than retirement under a retirement plan of the Company or death, any Options held by such Participant may be exercised by such Participant until the earlier of three months after the termination of employment or the expiration date of such Options; and

(v) all Awards become non-cancellable.

(b) A "Change of Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

(i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

(ii) individuals who, as of January 1, 1996, constitute the Board as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(iii) approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

13.  GOVERNING LAW

To the extent that federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the State of Mississippi.

14.  INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.  SAVINGS CLAUSE

This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Employees who are Reporting Persons, Rule 16b-3 under the Exchange Act. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by laws, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Participants who are Reporting Persons without so restricting, limiting or conditioning this Plan with respect to other Participants.

16.  EFFECTIVE DATE AND TERM

The effective date of this Plan is February 22, 1996 subject to its approval by the Company's shareholders on that date. This Plan shall remain in effect until the tenth anniversary of approval by shareholders.

                            PROXY FOR ANNUAL MEETING

         HANCOCK HOLDING COMPANY, GULFPORT, MISSISSIPPI SOLICITED ON
                       BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of HANCOCK HOLDING COMPANY, GULFPORT, MISSISSIPPI, does hereby nominate, constitute, and appoint Leo W. Seal, Jr., George A. Schloegel, and A.F. Dantzler, Jr., as proxies or any of them (with full power of substitution), and hereby authorizes them to represent and vote, as designated below, all the shares of Hancock Holding Company held of record by the undersigned on December 30, 1995, at the annual meeting of its stockholders to be held at HANCOCK BANK, One Hancock Plaza, Gulfport, Mississippi, on February 22, 1996, or any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1. The election of the following 3 persons as directors, to serve until the Annual Meeting in 1999 or until each person's successor has been elected and qualified. (INSTRUCTION: AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE).

     JOSEPH F. BOARDMAN, JR.     CHARLES H. JOHNSON   THOMAS W. MILNER, JR.

              For all nominees except as indicated ____________

           Withhold authority to vote for all nominees ___________

2. Proposal to approve the appointment of Deloitte & Touche LLP, as the independent public accountants of the Company.

         For _______________ Against _______________ Abstain _______________

3. Proposal to approve the Hancock Holding Company 1996 Long-Term Incentive Plan, as described in Exhibit A.

         For _______________ Against _______________ Abstain _______________

4. In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

         For _______________ Against _______________ Abstain _______________

This proxy, when properly executed, will be voted in accordance with the specific indication above, IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3. If any other matters shall properly come before the meeting, it is the intention of the persons named as proxy holders to vote on such matters in accordance with their judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.



                                        DATED: __________________________, 1996

                                        Signature ______________________________

                                        Signature ______________________________


                                       When signing as attorney, executor,
                                       trustee, or guardian, please give full
                                       title. If more than one trustee, all
                                       should sign. All joint owners must sign.

                                       Number of shares: _______________________

                                       IF YOU PLAN TO ATTEND THE MEETING,
                                       PLEASE PLACE A CHECK MARK HERE ___.
                                       WHETHER  OR NOT YOU PLAN TO ATTEND,
                                       PLEASE SIGN AND RETURN AT ONCE.